As filed with the Securities and Exchange Commission on October 9, 2007
Registration Number. 333-131938
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

PRE-EFFECTIVE AMENDMENT NO. 1
TO
Form F-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

TAM Capital Inc. (Exact name of registrant as specified in its charter)	TAM S.A. (Exact name of registrant as specified in its charter)	TAM Linhas Aéreas S.A. (Exact name of registrant as specified in its charter)

Not applicable (Translation of registrant name into English)	Not applicable (Translation of registrant name into English)	TAM Airlines S.A. (Translation of registrant name into English)

Cayman Islands (State or other jurisdiction of incorporation or organization)	The Federative Republic of Brazil (State or other jurisdiction of incorporation or organization)	The Federative Republic of Brazil (State or other jurisdiction of incorporation or organization)

4512 (Primary Standard Industrial Classification Code Number)	4512 (Primary Standard Industrial Classification Code Number)	4512 (Primary Standard Industrial Classification Code Number)

Not applicable (I.R.S. Employer Identification Number)	Not applicable (I.R.S. Employer Identification Number)	Not applicable (I.R.S. Employer Identification Number)

Av. Jurandir, 856, Lote 4, 1° andar
04072-000, São Paulo, SP
Federative Republic of Brazil
+ 55 11 5582 8817
(Address, including zip code, and telephone number, including area code, of Registrants’ principal executive offices)

National Corporate Research, Ltd.
225 West 34th Street, Suite 910
New York, New York 10122
+ 1 212 947 7200
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Please send copies of all communications to
Sara Hanks
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
+1 212 878 8014

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this registration statement.

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file an amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
This Amendment No. 1 to the Registration Statement on Form F-4 of TAM Capital Inc., TAM S.A. and TAM Linhas Aéreas S.A. is being filed solely for the purpose of adding the signatures of the Chief Accounting Officer and including a supplemental letter requested by the SEC staff as Exhibit 99.7.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers

Under Brazilian Law, any provision, whether contained in the articles of association of a company or in any agreement, exempting any officer or director or indemnifying any officer or director against any liability which by law or otherwise would attach to them in respect of negligence, default, misfeasance, breach of duty or trust, is void. A company may, however, indemnify an officer or director against any liability incurred by them in defending any proceedings, whether criminal or civil, in which a judgment is given in their favor. We have not entered into any indemnification agreements of this kind.

Item 21.	Exhibits and Financial Statement Schedules

(a) Exhibits

Exhibit
Number	Item

3.1	Memorandum and articles of TAM Capital Inc.*
3.2	Estatuto Social (bylaws) of TAM S.A. incorporated herein by reference from our fourth pre-effective amendment to our Registration Statement on Form F-1, filed February 17, 2006, File No. 333-131938.*
3.3	Estatuto Social (bylaws) of TAM Linhas Aéreas S.A.*
4.1	Indenture dated as of April 25, 2007 among TAM Capital Inc., TAM S.A., TAM Linhas Aéreas S.A., The Bank of New York and The Bank of New York (Luxembourg) S.A.*
4.2	Form of Global Note.*
4.3	Registration Rights Agreement dated April 25, 2007 among TAM Capital Inc., TAM S.A., TAM Linhas Aéreas S.A., Citigroup Global Markets Inc. and UBS Securities LLC.*
5.1	Opinion of Clifford Chance US LLP with respect to the exchange notes.*
5.2	Opinion of Ogier with respect to the exchange notes.*
5.3	Opinion of Machado Meyer Sendacz e Opice Advogados with respect to the exchange notes.*
8.1	Opinion of Ogier regarding tax matters (contained in Exhibit 5.2).*
8.2	Opinion of Machado Meyer Sendacz e Opice Advogados regarding tax matters.*
12	Computation of Ratio of Earnings to Fixed Charges.*
21.1	List of Subsidiaries of TAM S.A. incorporated herein by reference from our annual report on Form 20-F, filed June 1, 2007, File No. 001-32826.*
23.1	Consent of PricewaterhouseCoopers Auditores Independentes.*
23.2	Consent of Clifford Chance US LLP (contained in Exhibit 5.1).*
23.3	Consent of Ogier (contained in Exhibit 5.2).*
23.4	Consents of Machado Meyer Sendacz e Opice Advogados (contained in Exhibits 5.3 and 8.2).*
24.1	Powers of Attorney of TAM S.A. (included on signature page to Registration Statement).*
24.2	Powers of Attorney of TAM Capital Inc. (included on signature page to Registration Statement).*
24.3	Powers of Attorney of TAM Linhas Aéreas S.A. (included on signature page to Registration Statement).*
25.1	Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The Bank of New York, as Trustee, on Form T-1, relating to the 7.375% Senior Guaranteed Notes due 2017 (including Exhibit 7 to Form T-1).*
99.1	Form of Letter of Transmittal.*
99.2	Form of Notice of Guaranteed Delivery.*
99.3	Form of Letter to Clients.*
99.4	Form of Letter to Nominees.*

Exhibit
Number	Item

99.5	Form of Instructions to Registered Holder and/or Book Entry Transfer Participant from Owner.*
99.6	Form of Exchange Agent Agreement.*

99.7	Supplemental Letter to the SEC Staff.

* Previously filed.

(b) Financial Statement Schedules

Not applicable.

Item 22.	Undertakings

(a) The undersigned hereby undertakes:

(1) To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-4, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Act or Item 8.A of Form 20-F if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(c) The undersigned hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means, and (ii) to arrange or provide for a facility in the United States for the purpose of responding to such requests. The undertaking in subparagraph (i) above includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(d) The undersigned hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURE PAGE OF TAM S.A.

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant, TAM S.A., duly certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Amendment to Registration Statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of São Paulo, State of São Paulo, Brazil, on October 9, 2007.

TAM S.A.

By:	/s/ Marco Antônio Bologna Name: Marco Antônio Bologna Title: Chief Executive Officer

By:	/s/ Libano Miranda Barroso
Name: Libano Miranda Barroso

Title:	Chief Financial Officer

By:	/s/ Cristina Anne Betts Name: Cristina Anne Betts Title: Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form F-4 has been signed by the following persons on October 9, in the capacities indicated.

Name	Title

/s/ Marco Antônio Bologna Marco Antônio Bologna	Chief Executive Officer

/s/ Libano Miranda Barroso Libano Miranda Barroso	Chief Financial Officer

/s/ Cristina Anne Betts Cristina Anne Betts	Chief Accounting Officer

/s/ * José Wagner Ferreira	Vice-President

/s/ * Ruy Antonio Mendes Amparo	Vice-President

/s/ * Paulo Cezar Bastos Castello Branco	Vice-President

/s/ * Alberto Fajerman	Vice-President

/s/ * Maria Cláudia Oliveira Amaro Demenato	Chairman

/s/ * Maurício Rolim Amaro	Vice-Chairman

/s/ * Noemy Almeida Oliveira Amaro	Board Member

/s/ * Luiz Antônio Corrêa Nunes Viana Oliveira	Board Member

/s/ * Adalberto de Moraes Schettert	Board Member

Name	Title

Roger Ian Wright	Board Member

Waldemar Verdi Júnior	Board Member

/s/ * Pedro Pullen Parente	Board Member

/s/ * Donald J. Puglisi	Authorized Representative in the United States

SIGNATURE PAGE FOR TAM CAPITAL INC.

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant, TAM Capital Inc., duly certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Amendment to the Registration Statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of São Paulo, State of São Paulo, Brazil, on October 9, 2007.

TAM CAPITAL INC.

By:	/s/ Marco Antônio Bologna Name: Marco Antônio Bologna Title: Director

By:	/s/ Libano Miranda Barroso
Name: Libano Miranda Barroso
Title:   Director

By:	/s/ Cristina Anne Betts Name: Cristina Anne Betts Title: Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form F-4 has been signed by the following persons October 9, 2007 in the capacities indicated.

Name	Title

/s/ Marco Antônio Bologna Marco Antônio Bologna	Director

/s/ Libano Miranda Barroso Libano Miranda Barroso	Director

Egberto Vieira Lima	Director

/s/ * Cristina Anne Betts	Director

/s/ * Marcos da Rocha Ferreira Mendes	Director

/s/ * Donald J. Puglisi	Authorized Representative in the United States

SIGNATURE PAGE OF TAM LINHAS AÉREAS S.A.

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant, TAM Linhas Aéreas S.A., duly certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Amendment to the Registration Statement on Form F-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of São Paulo, State of São Paulo, Brazil, on October 9, 2007.

TAM LINHAS AÉREAS S.A.

By:	/s/ Marco Antônio Bologna Name: Marco Antônio Bologna Title: Chief Executive Officer

By:	/s/ Libano Miranda Barroso
Name: Libano Miranda Barroso

Title:	Vice-President

By:	/s/ Cristina Anne Betts Name: Cristina Anne Betts Title: Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form F-4 has been signed by the following persons on October 9, 2007 in the capacities indicated.

Name	Title

/s/ Marco Antônio Bologna Marco Antônio Bologna	Chief Executive Officer

/s/ Libano Miranda Barroso Libano Miranda Barroso	Vice-President

/s/ Cristina Anne Betts Cristina Anne Betts	Chief Accounting Officer

/s/ * José Wagner Ferreira	Vice-President

/s/ * Ruy Antonio Mendes Amparo	Vice-President

/s/ * Paulo Cezar Bastos Castello Branco	Vice-President

/s/ * Alberto Fajerman	Vice-President

Egberto Vieira Lima	Director

Armando Lucente Filho	Director

/s/ * José Zaidan Maluf	Director

/s/ * Donald J. Puglisi	Authorized Representative in the United States

EXHIBIT INDEX

Exhibit
Number	Item

3.1	Memorandum and articles of TAM Capital Inc.*
3.2	Estatuto Social (bylaws) of TAM S.A. incorporated herein by reference from our fourth pre-effective amendment to our Registration Statement on Form F-1, filed February 17, 2006, File No. 333-131938.*
3.3	Estatuto Social (bylaws) of TAM Linhas Aéreas S.A.*
4.1	Indenture dated as of April 25, 2007 among TAM Capital Inc., TAM S.A., TAM Linhas Aéreas S.A., The Bank of New York and The Bank of New York (Luxembourg) S.A.*
4.2	Form of Global Note.*
4.3	Registration Rights Agreement dated April 25, 2007 among TAM Capital Inc., TAM S.A., TAM Linhas Aéreas S.A., Citigroup Global Markets Inc. and UBS Securities LLC.*
5.1	Opinion of Clifford Chance US LLP with respect to the exchange notes.*
5.2	Opinion of Ogier with respect to the exchange notes.*
5.3	Opinion of Machado Meyer Sendacz e Opice Advogados with respect to the exchange notes.*
8.1	Opinion of Ogier regarding tax matters (contained in Exhibit 5.2).*
8.2	Opinion of Machado Meyer Sendacz e Opice Advogados regarding tax matters.*
12	Computation of Ratio of Earnings to Fixed Charges.*
21.1	List of Subsidiaries of TAM S.A. incorporated herein by reference from our annual report on Form 20-F, filed June 1, 2007, File No. 001-32826.*
23.1	Consent of PricewaterhouseCoopers Auditores Independentes.*
23.2	Consent of Clifford Chance US LLP (contained in Exhibit 5.1).*
23.3	Consent of Ogier (contained in Exhibit 5.2).*
23.4	Consents of Machado Meyer Sendacz e Opice Advogados (contained in Exhibits 5.3 and 8.2).*
24.1	Powers of Attorney of TAM S.A. (included on signature page to Registration Statement).*
24.2	Powers of Attorney of TAM Capital Inc. (included on signature page to Registration Statement).*
24.3	Powers of Attorney of TAM Linhas Aéreas S.A. (included on signature page to Registration Statement).*
25.1	Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of The Bank of New York, as Trustee, on Form T-1, relating to the 7.375% Senior Guaranteed Notes due 2017 (including Exhibit 7 to Form T-1).*
99.1	Form of Letter of Transmittal.*
99.2	Form of Notice of Guaranteed Delivery.*
99.3	Form of Letter to Clients.*
99.4	Form of Letter to Nominees.*
99.5	Form of Instructions to Registered Holder and/or Book Entry Transfer Participant from Owner.*
99.6	Form of Exchange Agent Agreement.*
99.7	Supplemental Letter to the SEC Staff.

* Previously filed.